                        INVESTMENT MANAGEMENT AGREEMENT
                                    BETWEEN

                         LYONDELL PETROCHEMICAL COMPANY
                                      AND
                           ATLANTIC RICHFIELD COMPANY


This Investment Management Agreement ("this Agreement") made as of of January 1, 1994, by and between Lyondell Petrochemical Company (the "Company") and Atlantic Richfield Company ("ARCO").

                              W I T N E S S E T H:

WHEREAS, the Company has created separate trusts (individually the "Trust" and collectively, the "Trusts") to be maintained in connection with each of the following employee benefit plans ("the Plans"):

     1) Lyondell Petrochemical Company Retirement Plan for Non-Represented Employees;
     2) Lyondell Petrochemical Company Capital Accumulation Plan for Non-Represented Employees; and
     3)     Lyondell Petrochemical Company Savings Plan for Non-Represented
            Employees.

WHEREAS, the Trusts authorize commingling of the Plans' funds with the assets of other benefit plans in certain investment funds, including in the Atlantic Richfield Company Master Trust (the "Master Trust") for the combined benefit of the Plans; and

WHEREAS, ARCO has created the Master Trust under a master trust agreement entered into with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, a banking corporation organized under the laws of the Commonwealth of Massachusetts, dated February 1, 1980 and amended and restated as of June 1, 1986, to facilitate commingled investment of the assets of its retirement plan and the retirement plans of certain of its subsidiaries and related companies, such as the Company, LYONDELL-CITGO Refining Company Ltd. ("LCR") and ARCO Chemical Company ("ARCO Chemical"), which agreement, as amended from time to time, shall be referred to as the "Master Trust Agreement"; and

WHEREAS, the capital accumulation plans and savings plans currently maintained by the Company, LCR, ARCO, and ARCO Chemical for the benefit of the members under such plans permit certain assets to be invested on a commingled basis, at the direction of the members, in an equity fund ("Equity Fund"), a bond fund ("Bond Fund") and a money market fund ("Money Market Plus Fund"); and

WHEREAS, the capital accumulation plans and savings plans established by the Company, LCR, ARCO and ARCO Chemical provide that as to any matter specified in such plans or in the related Trusts as being the responsibility the Investment Officer of ARCO, the named fiduciary of the plan is such Investment Officer; and

WHEREAS, the Company desires to appoint the Investment Officer of ARCO as a named fiduciary of its capital accumulation plans and savings plans with respect to the management of investments held under such Plans; and

WHEREAS, the retirement plans established by the Company, LCR ARCO and ARCO Chemical incorporate the terms of the Trusts established in connection therewith, which Trusts provide for appointment of a named fiduciary to direct the trustees of such Trusts with respect to the investment of the assets of the plans; and

WHEREAS, the Company desires to appoint the Investment Officer of ARCO as a named fiduciary of such retirement plans with respect to the investments of the assets held under such plans;

NOW, THEREFORE, in consideration of the premises and mutual promises contained in this Agreement, the parties agree as follows:

1. The Investment Officer of ARCO, in the capacity of a Named Fiduciary of the Plans, is hereby appointed the investment manager ("Investment Manager") of the assets held in or deposited into the various Trusts maintained in connection with the Plans, together with any additions thereto and increments thereon. Copies of the trust agreements under which the Trusts have been created shall be made available to the Investment Manager at its request, but are not made part hereof except as expressly provided below. ARCO shall inform the trustees of the Trusts of such appointments. The Investment Manager hereby agrees to these appointments and acknowledges that it is a fiduciary of the Plans within the meaning of Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2. Subject to the provisions of this Agreement and to the receipt of direction from the Company as described in the next sentence, the Investment Manager shall have complete control of the investment and reinvestment of the portfolio in (i) cash or cash equivalents, (ii) short, intermediate, and/or long-term governmental, banking and/or corporate debt obligations and (iii) such other securities or investments as the Investment Manager, in its discretion, shall select. Subject to investment direction from the Company regarding the allocation of equity and fixed income investments, such investments and reinvestments shall be in accordance with ARCO's Investment Policy Guidelines as implemented and as maintained on behalf of the Trusts effective as of the date hereof, and as modified from time to time thereafter with the advice and consent of the Company. With respect to allocation of investment opportunities, and subject to investment directions from the Company regarding the allocation of equity and fixed income investments as well as applicable legal requirements, the Investment Manager shall act in good faith and follow a policy of allocating over a period of time investment opportunities to the Trusts and to its other accounts and customers on a fair and equitable basis, taking into consideration the investment policies and investment restrictions to which the Trusts and such other accounts and customers are subject.

To the extent that any assets of any Trust maintained in connection with any Plan are invested in the Master Trust, the Master Trust shall be deemed to be fully subject to this Investment Management Agreement as if fully set forth at length at the time of execution of the Master Trust Agreement. Subject to the provisions of this Agreement, the Investment Manager may direct trustees to take any investment action authorized under the Trusts or the Master Trust, as applicable. In accordance with the Trusts, the Investment Manager may obtain appropriate powers of attorney from the trustees, authorizing it to execute all investment actions which it is otherwise authorized to direct trustees to perform. The Investment Manager may act either under such power of attorney or through the trustees, as the Investment Manager sees fit.

3. Neither the Investment Manager, ARCO nor any of ARCO's partners, officers, affiliates, or employees, if any, shall act as principal in connection with the purchase or sale of investments for the portfolio, or receive any compensation from the Company or the Trusts, other than the fee provided in Paragraph 8 hereof.

4. The Investment Manager, ARCO and any of ARCO's partners, officers, affiliates or employees, if any, may act and continue to act as investment advisers to others, and nothing in this Agreement shall in any way be deemed to restrict their right to perform investment management or other services for any other person or entity, and the performance of such services for others shall not, in itself, be deemed to violate any duty or obligation of the Investment Manager to the Company or the Trusts. Except as provided in Paragraphs 2 or 3, and in the applicable provisions of ERISA and the regulations and interpretations thereunder, nothing in this Agreement shall limit or restrict the Investment Manager, ARCO or any of ARCO's officers, partners, affiliates or employees, if any, from buying, selling or trading in any securities for its or their own account or accounts. The Company acknowledges that the Investment Manager, ARCO and ARCO's officers, partners, affiliates and employees, if any, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are, at the time, being acquired, disposed of or held by the Investment Manager for the account of the Trusts. The Investment Manager shall have no obligation to acquire, except as provided in Paragraph 2 or the applicable provisions of ERISA and the regulations and interpretations thereunder, for the Trusts a position in any investment which the Investment Manager, ARCO or ARCO's officers, partners, affiliates or employees, if any, may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Investment Manager, it is not feasible or desirable to acquire a position in such investment for the account of the Trusts.

5. The Investment Manager shall perform its duties hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and shall incur no liability to anyone with respect to conduct (including reliance on advice of counsel) which meets that standard and the other applicable requirements of ERISA and the requirements of this Agreement. Except for those securities held under a commingled trust fund maintained by the Investment Manager pursuant to Paragraph 2, the Investment Manager shall at no time have custody or physical control of the securities in the portfolio, nor shall it exercise any discretion in selecting the person that has such custody or physical control. To the extent the Investment Manager does not have physical custody or physical control of securities in the portfolio, the Company shall hold harmless and defend the Investment Manager against any loss occasioned by the physical loss of securities. The Company also shall hold harmless and defend the Investment Manager and his or her delegates against any liability (including the cost of outside counsel) for any loss to the Trusts resulting from any act or omission by trustees or custodians, including any loss resulting from a failure by trustees or custodians to forward to the Investment Manager notices from the issuer of any security held in the portfolio.

6. ARCO, a Delaware corporation and the employer of the Investment Manager, who is an officer of ARCO, shall hold harmless and defend the Company, the Company's subsidiaries and affiliates, and each of the agents, directors, officers and employees of the Company or of any such affiliate or subsidiary against any liability (including any penalty or tax and the cost of outside counsel) (i) arising out of any breach by the Investment Manager of its duties or obligations hereunder or (ii) arising out of any act, omission or transaction of the Investment Manager, or of trustees pursuant to direction by the Investment Manager, which constitutes a "prohibited transaction" under Section 406 of ERISA. This paragraph shall apply to and include any liability (including any penalty or tax and the cost of outside counsel) of the Company to trustees under any of the trust agreements arising out of action or inaction of trustees pursuant to or pending direction by the Investment Manager.

7. This Agreement shall continue from the date hereof until May 1, 1998 unless earlier terminated pursuant to the other provisions of this paragraph. This Agreement may be terminated by the Company in its entirety or with respect to all or any part of any Trust upon 45 days' written notice by the Company to the Investment Manager and the trustee of the Master Trust. This Agreement may be terminated by ARCO in its entirety upon a two year written notice by the Investment Manager to the Company and the trustees of the Trusts, provided that at the time of such written notice ARCO no longer owns, beneficially or of record, directly or indirectly, 5% or more of the outstanding voting securities of Lyondell. Notice of termination may be wholly or partially waived by the party to whom it is due. Upon termination of this Agreement for any reason, ARCO shall provide the Company with such assistance as the Company may request in connection with the transfer of the duties and responsibilities of the Investment Manager hereunder to any successor investment manager selected by the Company. Such assistance shall include access to and services of ARCO's personnel, facilities and systems used in connection with the services provided to the Company hereunder. Provided that it approves such expenses in advance, the Company shall reimburse ARCO for its external, out of pocket costs and expenses (including reasonable travel expenses but excluding any overhead or internal expenses) incurred in providing such assistance.

8. The Investment Manager shall be paid a management fee negotiated by the Company and the Investment Manager from time to time and evidenced by separate writing; provided, however, that if the parties fail to agree on a management fee, the fee in effect for the immediately preceding period shall continue to apply throughout the remaining term of this Agreement. The Trusts shall be responsible for the Investment Manager's fee, but payment thereof from any source shall satisfy the Trusts' obligation with respect thereto.

9. The Investment Manager shall file with the Company or anyone designated by the Company such reports of its activities hereunder as the Company shall reasonably request, including the reports described in Exhibits A and B attached to this Agreement.

10. This Agreement may not be assigned without the Company's consent. However, the Investment Manager is hereby granted the authority to subcontract its duties, responsibilities and powers to any non-related third-party asset manager who qualifies as an investment manager under Section 3(38) of ERISA; provided, however, that no such third party asset manager shall be authorized to, or shall, take any action not permitted to be taken by the

Investment Manager under this Agreement. No such subcontract shall relieve the Investment Manager or ARCO of any of its responsibilities or obligations under this Agreement. The Investment Manager will give immediate notice to the Company of the cancellation or revocation of such qualification or of the commencement of any action or proceeding of any nature seeking such cancellation or revocation concerning any such subcontractor. In the event of such cancellation or revocation or of the commencement of any such action or proceeding, the Company, any provision herein to the contrary notwithstanding, shall have the right at its sole discretion to terminate this Agreement immediately upon notice to the Investment Manager.

11. ARCO and the Investment Manager are bonded in accordance with the requirements of Section 412 of ERISA.

12. The Investment Manager acknowledges that the trustees of the Trusts have not filed a notice of eligibility for exclusion from registration as a commodity pool operator pursuant to Regulation 4.5 of the Commodity Futures Trading Commission and the Investment Manager agrees that it will notify the Company prior to engaging in any transaction that would require such registration.

13. When placing orders with brokers and dealers, the Investment Manager's primary objective shall be to obtain the most favorable net price and execution available for the Trusts. However, the Investment Manager may, to the extent authorized by law (including without limitation Section 28(e) of the Securities Exchange Act of 1934, but subject to applicable provisions of ERISA), cause the Trusts to pay a broker or dealer who provides research services to the Investment Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Investment Manager determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Investment Manager's overall responsibilities with respect to discretionary accounts which it manages, whether or not the Trusts derive all of the benefit of such research services. If the Investment Manager engages in any transaction described in this paragraph, the Investment Manager will render regular reports to the trustees of the Trusts in such form and at such times as may reasonably be required by such trustees, setting forth the amount of total brokerage business which has been placed by it and the allocation thereof among brokers and dealers and specifically indicating those brokers and dealers which provided research services.

14.  In construing this Agreement, the following principles shall be followed:
(i) no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction; (ii) no consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement; (iii) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(iv) the word "includes" and its syntactic variants mean "includes, but is not limited to" and corresponding syntactic variant expressions; (v) the plural shall be deemed to include the singular, and vice versa; (vi) each gender shall be deemed to include the other genders; and (vii) each exhibit, attachment, and schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any exhibit, attachment, or schedule, the provisions of the main body of this Agreement shall prevail.

15. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (i) transmitted by telecopier or facsimile,
(ii) delivered personally or (iii) mailed, first class mail, postage prepaid, return receipt requested, as follows:

     A.     If to the Company:
            Lyondell Petrochemical Company
            P.O. Box 4454
            Houston, Texas  77210-4454
            ATTN:  Chief Financial Officer

     B.     If to the Trustee:

            State Street Bank and Trust Company
            P.O. Box 1713
            Boston, Massachusetts 02105
            ATTN:  Robert Hannigan
                 Vice President

     C.     If to ARCO:

            Atlantic Richfield Company
            515 South Flower Street
            Los Angeles, California  90071

            ATTN:  Beverly L. Hamilton
                 Investment Officer


16. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein, and in any documents delivered or to be delivered pursuant to this Agreement. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

17. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

18. THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

                            [signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.



                           LYONDELL PETROCHEMICAL COMPANY



                           By: ________________________________________________
                                              Russell S. Young
                                  Senior Vice President, Chief Financial Officer



                           ATLANTIC RICHFIELD COMPANY



                           By: ________________________________________________
                                             Beverly L. Hamilton
                                             Investment Officer

                                   EXHIBIT A

                              SAMPLE REPORTING FOR


                         LYONDELL PETROCHEMICAL COMPANY

                                RETIREMENT PLANS

                                                                     12 Months
                                                                       Ended
                                                                     XX/XX/93
                                                                   (Percentage*)
                                                                   -------------

INCOME:
Interest and Dividends Earned                                          0.XX%

EXPENSES:
Investment Management Fees                       0.XX%
Trustee Fees                                     0.XX%
                                                 -----
                 Total Expenses                                        0.XX%
                                                                       -----

                 Net Investment Income                                 X.XX%

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain (Loss)                         X.XX%
Net Unrealized Gain (Loss)                       0.XX%
                                                 -----
     Net Realized and Unrealized Gain
            from Investments                                           X.XX%
                                                                       -----

     Net Increase in Net Assets
            Resulting from Operations                                 XX.XX%

CONTRIBUTIONS

     Employer                                    X.XX%
     Employee                                    0.XX%
                                                 -----
     Total Contributions                                               X.XX%

BENEFIT PAYMENTS                                                       X.XX%
                                                                       -----

NET INCREASE IN NET ASSETS                                            XX.XX%
                                                                      ======

*Stated as a percentage based on average assets for the period.
================================================================================

SIGNIFICANT RATIOS:
Ratio of operating expenses to average assets                          0.XX%

Ratio of net investment income, including
     realized and unrealized gains and losses
     to average assets                                                XX.XX%

                         LYONDELL PETROCHEMICAL COMPANY

                                RETIREMENT PLANS

                                                                       12 MONTHS
                                                                         ENDED
                                                                        XX/XX/93
                                                                        --------

INCOME:
Interest and Dividends Earned                                         $X,XXX,XXX

EXPENSES:
Investment Management Fees                         XXX,XXX
Trustee Fees                                        XX,XXX
                                                  --------
     Total Expenses                                                      XXX,XXX
                                                                         -------

     Net Investment Income                                             X,XXX,XXX

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain (Loss)                         X,XXX,XXX
Net Unrealized Gain (Loss)                           X,XXX
                                                 ---------
     Net Realized and Unrealized
            Gain from Investments                                      X,XXX,XXX
                                                                       ---------

     Net Increase in Net Assets
            Resulting from Operations                                  X,XXX,XXX

CONTRIBUTIONS
     Employer                                    X,XXX,XXX
     Employee                                       XX,XXX
                                                 ---------
     Total Contributions                                               X,XXX,XXX

BENEFIT PAYMENTS                                                       X,XXX,XXX
                                                                       ---------

Net Increase in Net Assets                                           $XX,XXX,XXX
                                                                     ===========

                                   EXHIBIT B

                              SAMPLE REPORTING FOR


                         LYONDELL PETROCHEMICAL COMPANY

                           DEFINED CONTRIBUTION PLANS

                                                                     12 Months
                                                                       Ended
                                                                      XX/XX/93
                                                                   (Percentage*)
                                                                   -------------

INCOME:
Interest and Dividends Earned                                          0.XX%

EXPENSES:
Investment Management Fees                        0.XX%
Trustee Fees                                      0.XX%
                                                  -----
                 Total Expenses                                        0.XX%
                                                                      ------

                 Net Investment Income                                 X.XX%

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain (Loss)                          X.XX%
Net Unrealized Gain (Loss)                        0.XX%
                                                  -----
     Net Realized and Unrealized Gain
            from Investments                                           X.XX%
                                                                      ------

     Net Increase in Net Assets
            Resulting from Operations                                 XX.XX%

CONTRIBUTIONS

     Employer                                      X.XX%
     Employee                                      0.XX%
                                                   -----
     Total Contributions                                               X.XX%

BENEFIT PAYMENTS                                                       X.XX%
                                                                      ------

NET INCREASE IN NET ASSETS                                            XX.XX%
                                                                      ======

*Stated as a percentage based on average assets for the period.
================================================================================

SIGNIFICANT RATIOS:
Ratio of operating expenses to average assets                          0.XX%

Ratio of net investment income, including
     realized and unrealized gains and losses
     to average assets                                                XX.XX%